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Prospectus Supplement*
October 30, 1996
Privileged Assets Select Annuity
30325C (4/96)

The following information modifies the disclosure of the prospectus for the APL Variable Annuity Account 1, The Privileged Assets
Select Annuity dated May 1, 1996.

Subaccounts Available for investment:       Subaccount

Janus Aspen Series Growth Portfolio            CSG
TCI Value                                      CVL
Warburg Pincus Trust-Post-
  Venture Capital Portfolio                    CVC

Investment Goals and Policies of the Funds:

Janus Series Growth Portfolio
Objective: long term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks, with an emphasis on companies with larger market capitalizations.

TCI Value
Objective: long-term capital growth, with income as a secondary objective. Invests primarily in securities that management believes to be undervalued at the time of purchase.

Warburg Pincus Trust-Post-Venture Capital Portfolio
Objective: long-term growth of capital. Invests primarily in equity securities of issuers in their post-venture capital stage of development.

The Expense Summary Section on page 9 is revised to include the following:

Expense Summary

Operating expenses of underlying mutual funds: management fees and other expenses deducted as a percentage of average net assets as follows:*
                   Janus Aspen               Warburg Pincus
                   Series Growth    TCI      Trust-Post-Venture
                   Portfolio        Value    Capital Portfolio

Management fees      .65%           1.00%          .64%
Other expenses       .13             --            .76
Total                .78%***        1.00%***      1.40%+
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* Premium taxes imposed by some state and local governments are not reflected in this table. American Partners Life has entered into certain arrangements under which it is compensated for the administrative services it provides to the funds.

*** The figures given above are based on gross expenses before expense offset arrangements, if any, during 1995, for these two funds. As of the date of this prospectus, certain fees are being waived or expenses are being assumed by the respective investment managers or service providers for certain of the underlying mutual funds, in each case on a voluntary basis. Without such waivers or reimbursements, the "Management fees," "Other expenses" and "Total" that would have been incurred for the last completed fiscal year would be: .85%, .13 and .98%, respectively, for Janus Aspen Series Growth. See the Portfolios' prospectuses for a discussion of fee waiver and expense reimbursements.
+ This is a new portfolio, operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. Absent the waiver of fees by the Portfolio's investment adviser and co-administrator, Management Fees for the Portfolio would equal 1.25%. Other Expenses would equal .81% and Total Portfolio Operating Expenses would equal 2.06%. The investment adviser has undertaken to limit the Portfolio's Total Portfolio Operating Expenses to 1.40% through December 31, 1996.

Example:* You would pay the following expenses on a $1,000 investment, assuming 5% annual return and surrender, on surrender or selection of an annuity payout plan at the end of each time period:

                   Janus Aspen               Warburg Pincus
                   Series Growth    TCI      Trust-Post-Venture
                   Portfolio        Value    Capital Portfolio

 1 year            $ 21.18        $ 23.43    $ 27.53

 3 years             65.38          72.18      84.46

 5 years            112.16         123.55     143.98

10 years            241.45         264.41     304.89

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

*In this example, the $30 annual contract administrative charge is approximated as a .286% charge based on the expected average contract size. American Partners Life has entered into certain arrangements under which it is compensated for administrative services it provides to the funds.

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Investors Research Corporation serves as the investment manager of
TCI Portfolios, Inc. Janus Capital Corporation is the investment manager for Janus Aspen Series Worldwide Growth Portfolio and Janus Aspen Series Growth Portfolio. Warburg, Pincus Counsellors, Inc. is the investment adviser of Warburg Pincus Trust-Post-Venture Capital Portfolio.

Page 33 of the prospectus is revised as follows:

The Distribution of the contracts paragraph is replaced with:
      "The contracts will be distributed by American Express
      Service Corporation, the principal underwriter for the variable account."

The third paragraph in the section About American Partners Life is replaced with:
      "American Express Service Corporation is the principal underwriter for the variable account. Its service office is located at 80 South 8th Street, Minneapolis, MN 55440-0010. American Express Service Corporation is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. American Express Service Corporation is a wholly-owned subsidiary of American Express Travel Related Service company which is a wholly-owned subsidiary of American Express Company."

* valid until next prospectus update